                                   --------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               Jore Corporation
------------------------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


               Montana                                     81-0465233
--------------------------------------------     -----------------------------
  (State of incorporation or organization)              (I.R.S. Employer
                                                       Identification No.)


         45000 Highway 93 South                              59864
--------------------------------------------     -----------------------------
(Address of principal executive offices)                   (Zip Code)
Securities Act Registration Statement and Number to which the form relates:
333-75817

 If this Form relates to the             If this Form relates to the
 registration of a class of securities   registration of a class of securities
 pursuant to Section 12(b) of the        pursuant to Section 12(g) of the
 Exchange Act and is effective pursuant  Exchange Act and is effective pursuant
 to General Instruction A.(c), please    to General Instruction A.(d), please
 check the following box.  / /           check the following box.  /X/

Securities Act registration statement file number to which this form relates:
333-75817


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class to                  Name of Each Exchange on Which
        be so Registered                      Each Class is to be Registered
      ----------------------                 ---------------------------------
             None                                           N/A
    --------------------------               ---------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, no par value
------------------------------------------------------------------------------
                               (Title of class)

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the Common Stock to be registered hereunder is contained in the section entitled "Description of Capital Stock," commencing at page 49 of the Prospectus included in the Registrant's Form S-1 Registration Statement, as amended, No. 333-78357 (the "Registration Statement") first filed with the Securities and Exchange Commission (the "Commission") on May 13, 1999 and is incorporated herein by reference.

ITEM 2. EXHIBITS.

     Exhibit
     Number          Description
     ---------------------------
     3.1             Amended and Restated Articles of Incorporation. (1)
     3.2             Bylaws. (1)
     4.3             Form of Common Stock Certificate. (1)
     10.2            Common Stock Purchase Option, dated February 10, 1999,
                       between Jore Corporation and William M. Steele,
                       Trustee of the Steele Family Trust. (1)

     ---------------------------
     (1) Filed as the like-numbered exhibit to the Registration Statement and incorporated herein by reference.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       Jore Corporation
                                       --------------------------------------
                                       (Registrant)


Date: July 26, 1999                    By: /s/ David H. Bjornson
                                          ------------------------------------
                                            Chief Financial Officer and
                                            General Counsel